OTHER ASSETS (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
OTHER ASSETS
Derivative assets		$ 3,598	$ 8,027
Property and equipment, net		167	355
Deferred tax assets, net			23,604
Tax receivables		71,217	22,586
Prepaid assets		41,087	36,838
Other current assets		26,038	18,174
Total other assets	$ 67,090	$ 142,107	$ 109,584